UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 23, 2010

World Health Energy Holdings, Inc.
 (Exact name of registrant as specified in its charter)

Delaware	000-29462	59-276023
(State or other jurisdiction of	(Commission	(I.R.S. Employer
Incorporation or organization)	File Number)	Identification No.)

777 S Flagler Dr., Suite 800
West Palm Beach FL	33401
(Address of Principal Executive Office)	(Zip Code)

(212) 444-1019
 (Issuer's Telephone Number)

_____________________________________________
(Former name or former address, if changes since last report)

[  ]           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR240.14d-2(b))

[  ]           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR240.13e-4(c))

SECTION 5 – CORPORATE GOVERNANCE AND MANAGEMENT

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

Mr. Jeremy Werblowsky has joined the APPI team as Chief Financial Officer in preparation for the Company's building and licensing Algae fields and systems in India in the rapidly expanding green technology sector of algae biofuels.

Mr. Jeremy Werblowsky earned his BA in Economics and MBA in Finance from Bar-Ilan University in Israel. With more than ten years experience in business and the financial sector, Mr. Werblowsky brings valuable expertise and business contacts to APPI. Before joining APPI, he was a business consultant for Ernst & Young. He moved on to serve as director of new business development for IDT Telecom and then served as a Global Director of Finance for Green Point Technologies Services.

SIGNATURE

In accordance with Section 13 of the Securities Exchange Act of 1934, the registrant caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

World Health Energy Holdings, Inc. A Delaware Corporation (Registrant)

By:	/s/ Jeremy Werblowsky
Jeremy Werblowsky, CFO

Date: November 24, 2010